Exhibit 10.1
Execution Version
PLAINS ALL AMERICAN PIPELINE, L.P.
PAA FINANCE CORP.
$600,000,000 6.50% Notes due 2018
Purchase Agreement
April 18, 2008
Banc of America Securities LLC
BNP Paribas Securities Corp.
J.P. Morgan Securities Inc.
DnB NOR Markets, Inc.
Fortis Securities LLC
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
ING Financial Markets LLC
SG Americas Securities, LLC
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
The Williams Capital Group, L.P.
c/o Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Ladies and Gentlemen:
          Plains All American Pipeline, L.P., a Delaware limited partnership (the “Partnership”), and PAA Finance Corp., a Delaware corporation (“PAA Finance,” and together with the Partnership, the “Issuers”), propose to issue and sell to the several initial purchasers named in Schedule 1 hereto (the “Initial Purchasers”) $600,000,000 aggregate principal amount of 6.50% Notes due 2018 (the “Securities”). The Securities are to be issued under an indenture dated as of September 25, 2002 (the “Base Indenture”), among the Issuers and U.S. Bank National Association, as successor trustee (the “Trustee”), as amended by the Thirteenth Supplemental Indenture, to be dated as of April 23, 2008, among the Issuers, the Subsidiary Guarantors (as defined herein) and the Trustee (the Base Indenture, as so amended, the “Indenture”), and will be guaranteed on an unsecured basis by each of the Subsidiary Guarantors (the “Guarantees”). The Securities will have the benefit of a registration rights agreement (the “Registration Rights Agreement”), to be dated as of the Closing Date (as defined in Section 3), among the Issuers, the other Plains Parties party thereto and the Initial

Purchasers, pursuant to which and subject to the terms and conditions therein, the Issuers will agree to exchange the Securities with securities (the “Exchange Securities”) that have been registered under the Act. Certain terms used herein are defined in Section 19 hereof.
          PAA GP LLC, a Delaware limited liability company (the “General Partner”), is the general partner of the Partnership. Plains AAP, L.P., a Delaware limited partnership (“Plains AAP”), owns a 100% membership interest in the General Partner. Plains All American GP LLC, a Delaware limited liability company (“GP LLC”), is the general partner of Plains AAP.
          Plains Marketing GP Inc., a Delaware corporation (“GP Inc.”); Plains Marketing, L.P., a Texas limited partnership (“Plains Marketing”); Plains Pipeline, L.P., a Texas limited partnership (“Plains Pipeline”); Pacific Energy Group LLC, a Delaware limited liability company (“Pacific Energy Group”); Pacific Energy Finance Corporation, a Delaware corporation (“PPX Finance”); Pacific LA Marine Terminal LLC, a Delaware limited liability company (“Pacific LA”); Rocky Mountain Pipeline System LLC, a Delaware limited liability company (“Rocky Mountain”); Pacific Atlantic Terminals LLC, a Delaware limited liability company (“Pacific Atlantic”); Ranch Pipeline LLC, a Delaware limited liability company (“Ranch Pipeline”); Plains Towing LLC, a Delaware limited liability company (“Plains Towing”); Plains Marketing Canada LLC, a Delaware limited liability company (“PMC LLC”); Plains LPG Services GP LLC, a Delaware limited liability company (“LPG LLC”); PICSCO LLC, a Delaware limited liability company (“PICSCO”); Plains LPG Services, L.P., a Delaware limited partnership (“LPG Services LP”); Plains Midstream GP LLC, a Delaware limited liability company (“Plains Midstream GP”); Plains Midstream, L.P., a Delaware limited partnership (“Plains Midstream LP”); Lone Star Trucking, LLC, a California limited liability company (“Lone Star”); Basin Holdings GP LLC, a Delaware limited liability company (“Basin LLC”); Basin Pipeline Holdings, L.P., a Delaware limited partnership (“Basin LP”); Rancho Holdings GP LLC, a Delaware limited liability company (“Rancho LLC”); and Rancho Pipeline Holdings, L.P., a Delaware limited partnership (“Rancho LP”), are collectively referred to herein as the “Domestic Subsidiary Guarantors.”
          Aurora Pipeline Company Ltd., a corporation incorporated under the laws of Canada (“Aurora”); Plains Midstream Canada ULC, an Alberta unlimited liability company (“Plains Midstream Canada”); Plains Marketing Canada, L.P., an Alberta limited partnership (“PMC LP”); and PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company (“PMC NS”), are collectively referred to herein as the “Canadian Subsidiary Guarantors.”
          Andrews Partners, LLC, a California limited liability company; Pacific Energy GP, LP, a Delaware limited partnership; Pacific Energy Management LLC, a Delaware limited liability company; Pacific Pipeline System LLC, a Delaware limited liability company (“Pacific Pipeline”); Pacific Terminals LLC, a Delaware limited liability company (“Pacific Terminals”); SLC Pipeline LLC, a Delaware limited liability company; PEG Canada GP LLC, a Delaware limited liability company; 1366390 Alberta ULC, an Alberta unlimited liability company; Rangeland Marketing Company, a Nova Scotia unlimited liability company; Rangeland Pipeline Company, a Nova Scotia unlimited liability company; Rangeland Northern Pipeline Company, a Nova Scotia unlimited liability company; and Plains All American Emergency Relief Fund, a Delaware corporation, are collectively referred to herein as the “Non-Guarantor Subsidiaries.”

          The Domestic Subsidiary Guarantors and the Canadian Subsidiary Guarantors are collectively referred to herein as the “Subsidiary Guarantors.” The Non-Guarantor Subsidiaries, the Subsidiary Guarantors and PAA Finance are collectively referred to herein as the “Subsidiaries.” The Issuers, the General Partner, Plains AAP, GP LLC and the Subsidiary Guarantors are collectively referred to herein as the “Plains Parties.” The Plains Parties, the Non-Guarantor Subsidiaries and PAA/Vulcan Gas Storage, LLC, a Delaware limited liability company (the “Joint Venture”), are collectively referred to herein as the “Plains Entities.”
          The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.
          In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum dated April 18, 2008 (the “Preliminary Offering Memorandum”), and have prepared a pricing supplement (the “Pricing Supplement”), dated April 18, 2008, the form of which is attached as Exhibit A hereto, describing the terms of the Securities, for use by the Initial Purchasers in connection with their solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum, as supplemented by the Pricing Supplement, is herein referred to as the “Pricing Disclosure Package.” Promptly after the Applicable Time (as defined herein) and in any event no later than the second business day following the Applicable Time, the Issuers shall deliver or cause to be delivered copies, in such quantities and at such places as the Initial Purchasers shall reasonably request, of the Final Offering Memorandum (the “Final Offering Memorandum”), which will consist of the Preliminary Offering Memorandum with only such changes thereto as are required to reflect the information contained in the Pricing Supplement and such other changes as the Partnership reasonably deems appropriate following notice to the Initial Purchasers or their legal counsel. The Issuers hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Final Offering Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers.
          All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” and all references to “as disclosed in” in either the Pricing Disclosure Package or the Final Offering Memorandum, shall be deemed to mean and include all information filed under the Exchange Act prior to the Applicable Time and incorporated by reference in the Pricing Disclosure Package or the Final Offering Memorandum, as the case may be, and any references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to refer to and include any information filed under the Exchange Act after the Applicable Time and incorporated by reference in the Final Offering Memorandum. As used herein, “Applicable Time” means 1:25 P.M. (New York City time) on the date of this Agreement.
          1. Representations and Warranties of the Plains Parties. The Plains Parties, jointly and severally, represent and warrant to the Initial Purchasers as set forth below in this Section 1:
     (a) The Pricing Disclosure Package, as of the Applicable Time, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of the Initial Purchasers specifically for inclusion therein.
     (b) As of its date and on the Closing Date, the Final Offering Memorandum will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Final Offering Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers specifically for inclusion therein.
     (c) The documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (d) None of the Plains Parties, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.
     (e) None of the Plains Parties, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.
     (f) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.
     (g) None of the Plains Parties, nor any person acting on its or their behalf, has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.
     (h) The Partnership is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.
     (i) Subject to compliance by the Initial Purchasers with the procedures set forth in Section 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities by the Issuers to the Initial Purchasers and the initial resale by the Initial Purchasers in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act.
     (j) The Issuers have not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Issuers (except as contemplated by this Agreement).
     (k) None of the Plains Parties, nor any person acting on its or their behalf has taken, directly or indirectly, any action designed to cause or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.
     (l) Each of the Plains Parties and the Joint Venture has been duly formed or incorporated and is validly existing in good standing as a limited partnership, limited liability company, corporation or unlimited liability company under the laws of its respective jurisdiction of formation or incorporation with full corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects. Each of the Plains Parties and the Joint Venture is duly registered or qualified as a foreign corporation, limited partnership, limited liability company or unlimited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction (as set forth on Exhibit C to this Agreement) in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole.
     (m) GP LLC has full limited liability company power and authority to act as the general partner of Plains AAP; the General Partner has full limited liability company power and authority to act as the general partner of the Partnership; GP Inc. has full corporate power and authority to act as the general partner of Plains Marketing and Plains Pipeline; Basin LLC has full limited liability company power and authority to act as the general partner of Basin LP; Rancho LLC has full limited liability company power and authority to act as the general partner of Rancho LP; PMC NS has full unlimited liability company power and authority to act as the general partner of PMC LP; LPG LLC has full limited liability company power and authority to act as the general partner of LPG Services LP; and Plains Midstream GP has full limited liability company power and authority to act as the general partner of Plains Midstream LP, in each case in all material respects.
     (n) The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance the Third Amended and Restated Agreement of Limited Partnership of the Partnership (as the same may be amended or restated prior to the Closing Date, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (o) Plains AAP is the sole member of the General Partner, with a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of the General Partner (as the same may be amended or restated prior to the Closing Date, such agreement being referred to herein as the “General Partner LLC Agreement”) and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and Plains AAP owns such membership interest free and clear of all liens, encumbrances, security interests, equities, charges or claims; except as provided in the Credit Agreement dated January 3, 2008 (as amended, the “Plains AAP Facility”), by and among Plains AAP, the lenders party thereto and Citibank, N.A., as Administrative Agent.
     (p) GP LLC is the sole general partner of Plains AAP, with a 1.0% general partner interest in Plains AAP; such general partner interest has been duly authorized and validly issued in accordance with the Fourth Amended and Restated Limited Partnership Agreement of Plains AAP (as the same may be amended or restated prior to the Closing Date, such agreement being referred to herein as the “Plains AAP Partnership Agreement”); and GP LLC owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims; except as provided in the Plains AAP Facility.
     (q) GP Inc. is the sole general partner of Plains Marketing, with a .001% general partner interest in Plains Marketing, and the sole general partner of Plains Pipeline, with a .001% general partner interest in Plains Pipeline; such general partner interests have been duly authorized and validly issued in accordance with the agreement of limited partnership of Plains Marketing and the agreement of limited partnership of Plains Pipeline, respectively (in each case, as in effect on the date hereof and as the same may be amended or restated prior to the Closing Date, such agreements being referred to herein as the “Plains Marketing Partnership Agreement” and the “Plains Pipeline Partnership Agreement,” respectively); and GP Inc. owns such general partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (r) All of the outstanding shares of capital stock or other equity interests (other than general partner interests) of each Subsidiary and the Joint Venture (a) have been duly authorized and validly issued (in the case of an interest in a limited partnership or limited liability company, in accordance with the Organizational Documents (as defined in Section 1(aa) below) of such Subsidiary or the Joint Venture), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Subsidiary or the Joint

Venture) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) or Section 18-607 and 18-804 of the Delaware LLC Act), as applicable, (ii) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable, and (iii) in the case of an interest in an entity formed under the laws of a foreign jurisdiction, as such nonassessability may be affected by similar provisions of such jurisdiction’s corporate, partnership or limited liability company statute, if any, as applicable) and (b) except for a 50% membership interest in the Joint Venture owned by Vulcan Gas Storage LLC, are owned, directly or indirectly, by the Partnership, free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (s) All outstanding general partner interests in each Subsidiary Guarantor that is a partnership have been duly authorized and validly issued in accordance with the Organizational Documents of such Subsidiary Guarantor and are owned, directly or indirectly, by the Partnership, free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (t) The Partnership has no direct or indirect majority-owned subsidiaries other than those disclosed on Exhibit 21.1 on the Partnership’s Annual Report on Form 10-K filed with the Commission on February 29, 2008 (the “Form 10-K”). The Issuers have no independent assets or operations and the Guarantees of the Subsidiary Guarantors are full and unconditional and joint and several. The footnotes to the Partnership’s financial statements included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) include the appropriate disclosure required by Rule 3-10(f)(4) of Regulation S-X.
     (u) The offering and sale of the Securities as contemplated by this Agreement do not give rise to any rights for or relating to the registration of any other securities of the Issuers, except such rights as have been waived or satisfied. The Securities, when issued and delivered against payment therefor as provided herein, the Exchange Securities, when issued and delivered as provided in the Registration Rights Agreement, the Guarantees, the Indenture and the Registration Rights Agreement will conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto). The Issuers have all requisite power and authority to issue, sell and deliver the Securities, in accordance with and upon the terms and conditions set forth in this Agreement, their respective Organizational Documents, the Indenture, the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) and to issue and deliver the Exchange Securities, in accordance with and upon the terms and conditions set forth in this Agreement, the Registration Rights Agreement, their respective Organizational Documents, the Indenture, the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto). At the

Closing Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Plains Parties or any of their stockholders, partners or members for the authorization, issuance, sale and delivery of the Securities (and the Guarantees) shall have been validly taken.
     (v) The execution and delivery of, and the performance by each of the Plains Parties of their respective obligations under, this Agreement have been duly and validly authorized by each of the Plains Parties, and this Agreement has been duly executed and delivered by each of the Plains Parties, and constitutes the valid and legally binding agreement of each of the Plains Parties, enforceable against each of the Plains Parties in accordance with its terms, provided that the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.
     (w) The execution and delivery of, and the performance by each of the Plains Parties of their respective obligations under, the Indenture have been duly and validly authorized by each of the Plains Parties, and the Indenture, assuming due authorization, execution and delivery of the Base Indenture and the Thirteenth Supplemental Indenture thereto by the Trustee, when such Thirteenth Supplemental Indenture is executed and delivered by each of the Plains Parties, will constitute the valid and legally binding agreement of each of the Plains Parties, enforceable against each of the Plains Parties in accordance with its terms; the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by each of the Issuers and will constitute the valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and entitled to the benefits of the Indenture; the Exchange Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in accordance with the Registration Rights Agreement, will have been duly executed and delivered by each of the Issuers and will constitute the valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and entitled to the benefits of the Indenture; and the Registration Rights Agreement has been duly and validly authorized and, when executed and delivered by each of the Plains Parties, will constitute the valid and legally binding agreement of each of the Plains Parties, enforceable against each of the Plains Parties in accordance with its terms; provided that, with respect to each, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.
     (x) The Guarantees have been duly authorized by each of the Subsidiary Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms, provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws, and will be entitled to the benefits of the Indenture.
     (y) Each limited liability company agreement or limited partnership agreement, as applicable, of the Issuers, the General Partner, Plains AAP, GP LLC and each Subsidiary Guarantor that is a limited liability company or a limited partnership has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (z) The limited liability company agreement of the Joint Venture has been duly authorized, executed and delivered by the Partnership and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and legally binding agreement of the Partnership, enforceable against it in accordance with its terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (aa) None of the offering, issuance and sale by the Issuers of the Securities, the issuance of the Exchange Securities, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the agreement or certificate of limited partnership, limited liability company agreement, certificate of formation, certificate or articles of incorporation, bylaws or other similar organizational documents (in each case as in effect on the date hereof and as the same may be amended or restated prior to the Closing Date) (the “Organizational Documents”) of any of the Plains Parties, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Plains Parties is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Plains Parties or any of their properties in a proceeding to which any of them or their property is a party or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Plains Parties or the Joint Venture, which conflicts, breaches, violations or defaults, in the case of clauses (ii), (iii) or (iv), would have a material adverse effect upon the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole.
     (bb) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body is required in connection with the offering, issuance and sale by the Issuers of the Securities, the issuance of the Exchange Securities, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby, except for such permits, consents, approvals and similar authorizations as will be obtained pursuant to the Registration Rights Agreement, under the Act and the Trust Indenture Act, and as may be required under the Exchange Act and state securities or “Blue Sky” laws.
     (cc) None of the Plains Parties is in (i) violation of its Organizational Documents, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (ii) breach, default (or an event which, with notice or lapse of time or both, would constitute such an event) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole, or could materially impair the ability of any of the Plains Parties to perform its obligations under this Agreement. To the knowledge of the Plains Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Plains Parties is a party or by which any of them is bound or to which any of their properties are subject, is in default under any such agreement, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole.
     (dd) The accountants, PricewaterhouseCoopers LLP, who have certified or shall certify the audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), are independent registered public accountants with respect to the Plains Parties as required by the Act and the applicable published rules and regulations thereunder.

     (ee) At December 31, 2007, the Partnership would have had, on an as adjusted basis as indicated in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), a total capitalization as set forth therein. The financial statements (including the related notes and supporting schedules) and other financial information included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein. The summary and selected historical financial information included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived, except as described therein. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) are reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.
     (ff) The Partnership’s acquisition, through Plains Midstream Canada, of Rainbow Pipe Line Company, Ltd. for approximately Can$540 million, as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), will not require the filing by the Partnership with the Commission of acquisition financial statements pursuant to Rule 3-05 of Regulation S-X of the Exchange Act.
     (gg) Except as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), (i) none of the Plains Parties has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Plains Parties, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Plains Parties and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in the condition

(financial or other), business, prospects, properties, net worth or results of operations of the Plains Parties, taken as a whole.
     (hh) The Plains Parties have good and indefeasible title to all real property and good title to all personal property described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except (i) as provided in the Restated Credit Agreement (Uncommitted Senior Secured Discretionary Contango Facility) dated November 19, 2004 (as amended, the “Contango Credit Agreement”) among Plains Marketing, Bank of America, N.A., as administrative agent thereunder and the lenders from time to time party thereto, described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto); (ii) the Plains AAP Facility; and (iii) such as do not materially interfere with the use of such properties taken as a whole as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto); and all real property and buildings held under lease by any of the Plains Parties are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto).
     (ii) Each of the Plains Parties has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) and except for such permits the failure of which to have obtained would not have, individually or in the aggregate, a material adverse effect upon the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) to be conducted; each of the Plains Parties has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such failures to perform, revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) to be conducted, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto); and, except as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Plains Parties considered as a whole.

     (jj) Each of the Plains Parties has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a material adverse effect upon the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) to be conducted; each of the Plains Parties has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such failures to perform, revocations, terminations and impairments that will not have a material adverse effect upon the ability of the Plains Entities considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) to be conducted, subject in each case to such qualification as may be set forth in the Final Offering Memorandum (and any amendment or supplement thereto); and, except as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), none of such rights-of-way contains any restriction that is materially burdensome to the Plains Parties considered as a whole.
     (kk) None of the Plains Parties is now, and after sale of the Securities to be sold by the Issuers hereunder and application of the net proceeds from such sale as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) under the caption “Use of Proceeds,” none of the Plains Parties will be, (i) an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act, (ii)  a “gas utility,” within the meaning of Tex. Util. Code § 121.001 or (iii) a “public utility” or “utility” within the meaning of the Public Utility Regulatory Act of Texas or under similar laws of any state in which any such Plains Party does business; other than in respect of any subsidiary of Pacific Energy Group that is under the jurisdiction of the California Public Utility Commission.
     (ll) None of the Plains Parties has sustained since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) any material loss or interference with its business from fire, explosion, flood or other calamity whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), which in each case would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole.

     (mm) Except as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), none of the Plains Parties has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) or is violating any terms and conditions of any such permit, license or approval, which in each case would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole.
     (nn) No labor dispute by the employees of any of the Plains Parties exists or, to the knowledge of the Plains Parties, is imminent, which might reasonably be expected to have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole.
     (oo) The Plains Parties maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Plains Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.
     (pp) Except as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Plains Parties, threatened, to which any of the Plains Parties, or any of their respective subsidiaries, is or may be a party or to which the business or property of any of the Plains Parties, or any of their respective subsidiaries, is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or, to the knowledge of the Plains Parties, that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Plains Parties, or any of their respective subsidiaries, is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) singly or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Plains Entities, taken as a whole, (B) prevent or result in the suspension of the offering and issuance of the Securities or prevent the issuance of the Exchange Securities or (C) in any manner draw into question the validity of this Agreement, the Indenture, the Securities, the Exchange Securities or the Registration Rights Agreement.

     (qq) No Subsidiary Guarantor is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such Subsidiary Guarantor’s capital stock or partnership or limited liability company interests, from repaying to the Partnership any loans or advances to such Subsidiary Guarantor from the Partnership or from transferring any of such Subsidiary Guarantor’s property or assets to the Partnership or any other Subsidiary Guarantor of the Partnership, except as described in or contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto).
     (rr) The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (ss) The Partnership and, to the knowledge of the Partnership, the directors and officers of GP LLC in their capacities as such, are in compliance in all material respects with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.
          Any certificate signed by any officer of the Plains Parties and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Plains Parties, as to matters covered thereby, to the Initial Purchasers.
          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuers agree to sell to each Initial Purchaser, and each Initial Purchaser severally agrees to purchase from the Issuers the principal amount of the Securities set forth opposite such Initial Purchaser’s name on Schedule 1 hereto at a purchase price of 98.774% of the principal amount thereof, plus accrued interest, if any, from April 23, 2008, if closing occurs after such date.
          3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on April 23, 2008, or at such time on such later date as the Initial Purchasers shall designate, which date and time may be postponed by agreement between the Initial Purchasers and the Issuers (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof to or upon the order of the Issuers by wire transfer payable in same-day funds to the account specified by the Issuers. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Initial Purchasers shall otherwise instruct.

          4. Offering by Initial Purchasers. Each Initial Purchaser represents and warrants to and agrees with the Issuers that:
     (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit B hereto.
     (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.
          5. Agreements. Each of the Plains Parties, jointly and severally, acknowledges and agrees with the Initial Purchasers that:
     (a) The Issuers will furnish to the Initial Purchasers and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they may reasonably request.
     (b) The Issuers will not amend or supplement the Pricing Disclosure Package, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Initial Purchasers; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), the Issuers will not file any document under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package unless (i) prior to such proposed filing, the Issuers have furnished the Initial Purchasers with a copy of such document for their review and the Initial Purchasers have not reasonably objected to the filing of such document or (ii) the Initial Purchasers have reasonably objected and the Issuers have received advice of counsel that such filing is necessary and appropriate. The Issuers will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package shall have been filed with the Commission.
     (c) If at any time prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), any event occurs as a result of which the Final Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Offering Memorandum to comply with applicable law, the Issuers promptly (i) will notify the Initial Purchasers of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Offering Memorandum to the Initial Purchasers and

counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.
     (d) The Issuers will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect so long as reasonably required for the sale of the Securities; provided that in no event shall either Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Issuers will promptly advise the Initial Purchasers of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
     (e) During the period of two years after the Closing Date, none of the Plains Parties will resell any Securities that have been acquired by any of them.
     (f) None of the Plains Parties, nor any person acting on behalf of any of the Plains Parties (other than the Initial Purchasers, as to whom the Plains Parties make no representation), will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, that is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Act.
     (g) None of the Plains Parties, nor any person acting on behalf of any of the Plains Parties (other than the Initial Purchasers, as to whom the Plains Parties make no representation), will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.
     (h) So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Issuers will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or they are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Issuers pursuant to this Section 5(h) will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (i) None of the Plains Parties, nor any person acting on behalf of any of the Plains Parties (other than the Initial Purchasers, as to whom the Plains Parties make no representation), will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.
     (j) The Issuers will cooperate with and assist the Initial Purchasers to permit the Securities to be eligible for clearance and settlement through DTC, Euroclear S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”).
     (k) The Plains Parties will not, for a period 60 days following the Applicable Time, without the prior written consent of the Initial Purchasers, offer, sell or contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any of the Plains Parties or any person in privity with the Plains Parties), directly or indirectly, or announce the offering of, any U.S. dollar-denominated debt securities registered under the Act or eligible for trading pursuant to Rule 144A issued or guaranteed by the Plains Parties (other than the Securities), except the issuance of the Exchange Securities and borrowings under the Second Amended and Restated Credit Agreement [US/Canada Facilities] dated July 31, 2006 (as amended, the “Revolving Agreement”) among the Partnership, PMC NS, PMC LP, Plains Midstream Canada, as borrowers thereunder, Bank of America, N.A., as administrative agent thereunder, Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent thereunder, and various other agents thereunder and lenders from time to time party thereto and/or the Contango Credit Agreement and/or the Plains AAP Facility.
     (l) None of the Plains Parties, nor any person acting on its or their behalf, will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.
     (m) The Issuers agree to pay the costs and expenses relating to the following matters: (i) the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Pricing Disclosure Package and the Final Offering Memorandum and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Final Offering Memorandum, and all amendments or supplements thereto, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities (including, without limitation, the Indenture and the Registration Rights Agreement); (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(d) hereof (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) if required, admitting the Securities for trading in the PORTAL Market; (viii) the transportation and other expenses incurred by or on behalf of the Issuers’ representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Issuers’ accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers; and (x) all other costs and expenses incident to the performance by the Issuers of their obligations hereunder.
     (n) Without the prior written consent of the Initial Purchasers, the Plains Parties have not given and will not give to any prospective purchaser of the Securities any written information relating to the offer and sale of the Securities, other than the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto).
          6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Plains Parties contained herein at the Applicable Time and the Closing Date, to the accuracy of the statements of the Plains Parties made in any certificates pursuant to the provisions hereof, to the performance by the Plains Parties of their obligations hereunder and to the following additional conditions:
     (a) The Issuers shall have requested and caused Vinson & Elkins L.L.P., counsel for the Issuers, to furnish to the Initial Purchasers its opinion, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:
     (i) Each of the Plains Parties and the Joint Venture (other than the Canadian Subsidiary Guarantors) has been duly formed or incorporated and is validly existing in good standing as a limited partnership, limited liability company or corporation under the laws of its respective jurisdiction of formation or incorporation with full corporate, partnership or limited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business, in each case in all material respects.
     (ii) GP LLC has full limited liability company power and authority to act as the general partner of Plains AAP; the General Partner has full limited liability company power and authority to act as the general partner of the Partnership; GP Inc. has full corporate power and authority to act as the general partner of Plains Marketing and Plains Pipeline; Basin LLC has full limited liability company power and authority to act as the general partner of Basin LP; Rancho LLC has full limited liability company power and authority to act as the general partner of Rancho LP; PMC NS has full unlimited liability company power and authority to act as the general partner of PMC LP; LPG LLC has full limited liability company power and authority to act as the general partner of LPG Services LP; and Plains Midstream GP has full limited liability company power and authority to act as the general partner of Plains Midstream LP, in each case in all material respects.

     (iii) The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware or Texas naming the General Partner as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.
     (iv) Plains AAP is the sole member of the General Partner, with a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 and 18-804 of the Delaware LLC Act).
     (v) GP LLC is the sole general partner of Plains AAP, with a 1% general partner interest in Plains AAP; such general partner interest has been duly authorized and validly issued in accordance with the Plains AAP Partnership Agreement; and GP LLC owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims, except as provided in the Plains AAP Facility, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware or Texas naming GP LLC as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.
     (vi) GP Inc. is the sole general partner of Plains Marketing, with a .001% general partner interest in Plains Marketing, and the sole general partner of Plains Pipeline, with a .001% general partner interest in Plains Pipeline; such general partner interests have been duly authorized and validly issued in accordance with the Plains Marketing Partnership Agreement and the Plains Pipeline Partnership Agreement, respectively; and GP Inc. owns such general partner interests free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming GP Inc. as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.
     (vii) All of the outstanding shares of capital stock or other equity interests (other than general partner interests) of each Subsidiary (other than the Canadian Subsidiary Guarantors, as to which such counsel need not express any opinion) and the Joint Venture (a) have been duly authorized and validly issued

(in the case of an interest in a limited partnership or limited liability company, in accordance with the Organizational Documents of such Subsidiary or the Joint Venture), are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Subsidiary or the Joint Venture) and nonassessable (except (i) in the case of an interest in a Delaware limited partnership or Delaware limited liability company, as such nonassessability may be affected by Section 17-607 of the Delaware LP Act or Section 18-607 and 18-804 of the Delaware LLC Act, as applicable, (ii) in the case of an interest in a limited partnership or limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited partnership or limited liability company statute, as applicable) and (b) except for a 50% membership interest in the Joint Venture owned by Vulcan Gas Storage LLC, are owned, directly or indirectly, by the Partnership, free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor or, in the case of capital stock or other equity interests of a Domestic Subsidiary Guarantor owned directly by one or more other Domestic Subsidiary Guarantors, naming any such other Domestic Subsidiary Guarantors as debtor(s), is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the corporate, limited liability company or partnership laws of the jurisdiction of formation or incorporation of the respective Domestic Subsidiary Guarantor or the Joint Venture, as the case may be.
     (viii) All outstanding general partner interests in each Domestic Subsidiary Guarantor that is a partnership have been duly authorized and validly issued in accordance with the Organizational Documents of such Domestic Subsidiary Guarantor and are owned, directly or indirectly, by the Partnership, free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor or, in the case of general partner interests of a Domestic Subsidiary Guarantor owned directly by one or more other Domestic Subsidiary Guarantors, naming any such other Domestic Subsidiary Guarantors as debtor(s), is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the partnership laws of the jurisdiction of formation of the respective Domestic Subsidiary Guarantor, as the case may be.
     (ix) To such counsel’s knowledge, the offering or sale of the Securities as contemplated by this Agreement does not give rise to any rights for or relating to the registration of any other securities of the Issuers, except such rights as have been waived or satisfied. The Issuers have all requisite power and authority to issue, sell and deliver the Securities, in accordance with and upon the terms and conditions set forth in this Agreement, their respective Organizational

Documents, the Indenture, the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) and to issue and deliver the Exchange Securities, in accordance with and upon the terms and conditions set forth in this Agreement, the Registration Rights Agreement, their respective Organizational Documents, the Indenture, the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto).
     (x) This Agreement has been duly authorized, executed and delivered by each of the Plains Parties (other than the Canadian Subsidiary Guarantors, as to which such counsel need not express an opinion).
     (xi) The Base Indenture and the Thirteenth Supplemental Indenture thereto have been duly authorized, executed and delivered by each of the Plains Parties that are a party thereto (other than the Canadian Subsidiary Guarantors, as to which such counsel need not express an opinion), and (assuming the due authorization, execution and delivery thereof by the Canadian Subsidiary Guarantors and the Trustee) the Indenture is a valid and legally binding agreement of such Plains Parties, enforceable against each of them in accordance with its terms; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xii) The Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Issuers entitled to the benefits of the Indenture; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xiii) The Exchange Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered pursuant to the Registration Rights Agreement, will constitute legal, valid, binding and enforceable obligations of the Issuers entitled to the benefits of the Indenture; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity

(regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xiv) The Guarantees have been duly authorized by each of the Subsidiary Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms, provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xv) The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Plains Parties that are a party thereto (other than the Canadian Subsidiary Guarantors, as to which such counsel need not express an opinion), and (assuming the due authorization, execution and delivery thereof by the Canadian Subsidiary Guarantors and the Initial Purchasers) is a valid and legally binding agreement of each of such Plains Parties, enforceable against each of them in accordance with its terms; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xvi) Each limited liability company agreement or limited partnership agreement, as applicable, of the Issuers, the General Partner, Plains AAP, GP LLC and each Domestic Subsidiary Guarantor that is a limited liability company or a limited partnership has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xvii) None of the offering, issuance and sale by the Issuers of the Securities, the issuance of the Exchange Securities, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby (A) constitutes or will constitute a violation of the Organizational Documents (other than the Organizational Documents of the Canadian Subsidiary Guarantors) of any of the Plains Parties, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, a change of control or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any agreement filed as an exhibit to any document incorporated by reference into the Pricing Disclosure Package or the Final Offering Memorandum (including any amendment or supplement thereto) (other than the Revolving Agreement and the Contango Credit Agreement, as to which such counsel need not express an opinion), (C) results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”), the laws of the State of Texas or federal law, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Plains Parties (other than the Canadian Subsidiary Guarantors) or the Joint Venture, which in the case of clauses (B), (C) or (D) would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Plains Entities, taken as a whole, it being understood that such counsel need not express any opinion in clause (C) of this paragraph (xvii) with respect to any securities or other anti-fraud law.
     (xviii) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any federal, Delaware or Texas court, governmental agency or body having jurisdiction over the Plains Parties or any of their respective properties is required for the offering, issuance and sale by the Issuers of the Securities, the issuance of the Exchange Securities, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby, except as will be obtained pursuant to the Registration Rights Agreement, under the Act and the Trust Indenture Act and as may be required under the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion, it being understood that such counsel need not express any opinion pursuant to this paragraph (xviii) with respect to the matters addressed in its opinion pursuant to paragraph (xxi) below.
     (xix) The statements in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) under the caption “Material U.S. Federal Income Tax Consequences,” insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate in all material respects, and the Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto).
     (xx) None of the Plains Parties is an “investment company” as such term is defined in the Investment Company Act.
     (xxi) Assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act, are required for the offer and sale by the Issuers to the Initial Purchasers and the initial resale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement.
     (xxii) The documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (including any amendment or supplement thereto) (except for financial statements and the notes and schedules thereto and other financial information included in any such incorporated documents, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.
     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Plains Parties, representatives of the independent registered public accountants of the Partnership and your representatives, at which the contents of the Pricing Disclosure Package and the Final Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package and the Final Offering Memorandum (except to the extent specified in the foregoing opinion), no facts have come to such counsel’s attention that lead such counsel to believe that the Pricing Disclosure Package as of the Applicable Time, and the Final Offering Memorandum as of its date and as of the Closing Date (in each case other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (ii) the other financial and statistical information included or incorporated by reference therein, as to which such counsel need not comment), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Plains Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL, the laws of the State of Texas and the contract laws of the State of New York and

(D) state that they express no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Plains Parties may be subject.
     (b) The Initial Purchasers shall have received on the Closing Date, an opinion of Fulbright & Jaworski L.L.P., special counsel for the Plains Parties, dated the Closing Date and addressed to the Initial Purchasers, to the effect that none of the offering, issuance or sale by the Issuers of the Securities, the issuance of the Exchange Securities, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby, result in a breach of, or constitutes a default under (or an event which, with notice or lapse of time or both, would constitute such an event) the provisions of any Credit Facility (as defined in Annex A to such opinion, which shall include the Revolving Agreement and the Contango Credit Agreement).
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Plains Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine and (C) state that such opinions are limited to the laws of the State of Texas, excepting therefrom municipal and local ordinances and regulations.
     In rendering such opinion, such counsel shall state that such opinion letter may be relied upon only by the Initial Purchasers and their counsel in connection with the transactions contemplated by this Agreement and no other use or distribution of such opinion letter may be made without such counsel’s prior written consent.
     (c) The Initial Purchasers shall have received on the Closing Date an opinion of Tim Moore, general counsel for GP LLC, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:
     (i) To the knowledge of such counsel, none of the Plains Parties is in (A) breach or violation of the provisions of its Organizational Documents or (B) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, if continued, would reasonably be expected to have a material adverse effect on the condition, business or operations of the Plains Entities, taken as a whole, or would reasonably be expected to materially impair the ability of any of the Plains Parties to perform their obligations under this Agreement.

     (ii) None of the offering, issuance and sale by the Issuers of the Securities, the issuance of the Exchange Securities, the execution, delivery and performance by the Plains Parties of this Agreement, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby (A) constitutes or will constitute a breach or violation of, a change of control or a default under (or an event which, with notice or lapse of time or both, would constitute such an event) any bond, debenture, note or any other evidence of indebtedness, indenture or any other material agreement or instrument known to such counsel to which a Plains Party is a party or by which any one of them may be bound (other than any other agreement filed as an exhibit to any documents incorporated by reference into the Pricing Disclosure Package and the Final Offering Memorandum (including any amendment or supplement thereto) or any Credit Agreement (as defined in Annex A to such opinion)) or (B) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Plains Parties or any of their properties in a proceeding to which any of them is a party, which would, in the case of either (A) or (B), reasonably be expected to have a material adverse effect on the condition, business or operations of the Plains Entities, taken as a whole.
     (iii) To the knowledge of such counsel, each of the Plains Parties has such permits, consents, licenses, franchises and authorizations (“permits”) issued by the appropriate federal, state or local governmental or regulatory authorities as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), and except for such permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Plains Entities, taken as a whole; and, to the knowledge of such counsel, none of the Plains Parties has received any notice of proceedings relating to the revocation or modification of any such permits which, individually or in the aggregate, would reasonably be expected to have a material adverse effect upon the operations conducted by the Plains Entities, taken as a whole.
     (iv) Except as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), to the knowledge of such counsel, there is no litigation proceeding, or governmental investigation pending or threatened against any of the Plains Parties that would be reasonably likely to have a material adverse effect on the condition, business, properties, or operations of the Plains Entities, taken as a whole.

     In addition, such counsel shall state that he has participated in discussions with officers and other representatives of the Plains Parties and the independent registered public accountants of the Partnership and your representatives, at which the contents of the Pricing Disclosure Package and the Final Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Pricing Disclosure Package and the Final Offering Memorandum, no facts have come to such counsel’s attention that lead such counsel to believe that the Pricing Disclosure Package as of the Applicable Time, and the Final Offering Memorandum as of its date and as of the Closing Date (in each case other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (ii) the other financial and statistical information included or incorporated by reference therein, as to which such counsel need not comment), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Parties and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that such opinions are limited to federal laws and the Delaware LP Act, the Delaware LLC Act and the DGCL and the laws of the State of Texas and (D) state that he expresses no opinion with respect to state or local taxes or tax statutes.
     (d) The Initial Purchasers shall have received on the Closing Date, an opinion of Bennett Jones LLP with respect to the Province of Alberta, the Province of Nova Scotia and the federal laws of Canada, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:
     (i) Each of the Canadian Subsidiary Guarantors has been duly formed and is validly existing in good standing as a corporation, limited partnership or unlimited liability company under the laws of its jurisdiction of formation with all necessary partnership or corporate power and authority to own or lease its properties, as the case may be, in all material respects as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), and to conduct its business as currently conducted and as proposed in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) to be conducted. PMC NS has all necessary corporate power and authority to act as general partner of PMC LP in all material respects as described in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto). Each of the Canadian Subsidiary Guarantors is duly registered extra-provincially for the transaction of business and is in good standing under the laws of the jurisdictions set forth on Exhibit C to this Agreement.

     (ii) PMC NS is the sole general partner of PMC LP with a 0.01% interest in PMC LP; such interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of PMC LP (as in effect on the date hereof and as the same may be amended or restated prior to the Closing Date, the “PMC LP Partnership Agreement”); and PMC NS owns such interest free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the laws of the Provinces of Nova Scotia or Alberta naming PMC NS as debtor is on file.
     (iii) Plains Marketing is the sole limited partner of PMC LP with a 99.999% limited partner interest in PMC LP; such limited partner interest has been duly authorized and validly issued in accordance with the PMC LP Partnership Agreement and is fully paid (to the extent required under the PMC LP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the PMC LP Partnership Agreement).
     (iv) PMC LLC is the registered holder of 100% of the issued and outstanding capital stock of PMC NS; such share capital has been duly authorized and validly issued in accordance with the PMC NS Memorandum and Articles of Association, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of Nova Scotia).
     (v) Plains Midstream Canada is the registered holder of 100% of the issued and outstanding capital stock of Aurora; such share capital has been duly authorized and validly issued in accordance with the Aurora Memorandum and Articles of Association, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of Alberta).
     (vi) Plains Midstream LP is the registered holder of 100% of the issued and outstanding capital stock of Plains Midstream Canada; such share capital has been duly authorized and validly issued in accordance with the Plains Midstream Canada Articles of Incorporation, as fully paid and nonassessable shares (except as such nonassessability may be affected by the laws of the Province of Alberta).
     (vii) This Agreement has been duly authorized and validly executed and delivered by each of PMC LP, PMC NS, Plains Midstream Canada and Aurora.
     (viii) The Indenture has been duly authorized, executed and delivered by each of PMC LP, PMC NS, Plains Midstream Canada and Aurora. The laws of the Province of Alberta would permit an action to be brought against PMC LP, PMC NS, Plains Midstream Canada or Aurora before a court of competent jurisdiction in the Province of Alberta to enforce a final and conclusive in personam judgment for a sum certain obtained in a New York court relating to the Indenture, the Guarantees of the Canadian Subsidiary Guarantors, or any of them that is not impeachable as void or voidable under the internal laws of the

State of New York, which action is predicated solely upon civil liability, subject to certain exceptions set forth in such opinion.
     (ix) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body of the federal government of Canada or the Province of Alberta is required for the offering, issuance and sale by the Issuers of the Securities, the issuance of the Exchange Securities, or the execution, delivery and performance of the Indenture by the Plains Parties.
     (x) Each limited partnership agreement of each Canadian Subsidiary Guarantor that is a limited partnership has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; provided that, with respect to such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xi) None of the offering, issuance and sale by the Issuers of the Securities, the issuance of the Exchange Securities, the execution, delivery and performance of this Agreement by the Plains Parties, the consummation of the transactions contemplated hereby, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Plains Parties that are parties thereto or the consummation of the transactions contemplated thereby constitutes or will constitute a violation of the Organizational Documents of the Canadian Subsidiary Guarantors.
     (xii) To the knowledge of such counsel, each of the Canadian Subsidiary Guarantors has such permits, consents, licenses, franchises and authorizations (“permits”) issued by the appropriate federal or provincial or regulatory authorities as are necessary to own or lease its properties and to conduct its business as currently conducted and as proposed in the Final Offering Memorandum (and any amendment or supplement thereto) to be conducted, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto), and except for such permits, consents, licenses, franchises and authorizations which, if not obtained would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Canadian Subsidiary Guarantors, taken as a whole.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Plains Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to federal laws of Canada and the laws of the Provinces of Alberta and Nova Scotia, excepting therefrom municipal and local ordinances and regulations and (D) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Plains Parties may be subject.
     In rendering such opinion, such counsel shall state that (A) Vinson & Elkins L.L.P. is thereby authorized to rely upon such opinion letter in connection with the transactions contemplated by this Agreement as if such opinion letter were addressed and delivered to them on the date thereof and (B) subject to the foregoing, such opinion letter may be relied upon only by the Initial Purchasers and their counsel in connection with the transactions contemplated by this Agreement and no other use or distribution of this opinion letter may be made without such counsel’s prior written consent.
     (e) The Initial Purchasers shall have received on the Closing Date an opinion of Baker Botts L.L.P., counsel for the Initial Purchasers, dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the issuance of the Exchange Securities, the Indenture, the Registration Rights Agreement, the Pricing Disclosure Package, the Final Offering Memorandum (and any amendment or supplement thereto) and other related matters the Initial Purchasers may reasonably require.
     (f) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, dated, respectively, the date of this Agreement, the time of purchase and the Closing Date from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers, delivered according to Statement of Auditing Standards Nos. 72, 76 and 100 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto).
     (g) The Plains Parties shall not have failed at or prior to the Closing Date to have performed or complied in all material respects with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.
     (h) The Plains Parties shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.
     (i) There shall have been furnished to you at the Closing Date a certificate reasonably satisfactory to you, signed on behalf of the Partnership by the President or any Vice President and the Chief Financial Officer or Chief Accounting Officer or Treasurer of GP LLC to the effect that: (A) the representations and warranties of each of the Partnership, the General Partner, Plains AAP, GP LLC, Pacific Energy Group, PPX

Finance, Pacific LA, Rocky Mountain, Pacific Atlantic and Ranch Pipeline contained in this Agreement were true and correct at and as of the Applicable Time and are true and correct at and as of the Closing Date as though made at and as of the Closing Date; (B) each of the Partnership, the General Partner, Plains AAP, GP LLC, Pacific Energy Group, PPX Finance, Pacific LA, Rocky Mountain, Pacific Atlantic and Ranch Pipeline has in all material respects performed all obligations and satisfied all conditions required to be performed or satisfied by it pursuant to the terms of this Agreement at or prior to the Closing Date; and (C) since the date of the most recent financial statements included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Issuers and the Subsidiary Guarantors, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto).
     (j) There shall have been furnished to you at the Closing Date a certificate reasonably satisfactory to you, signed on behalf of GP Inc. by the President or any Vice President of GP Inc. to the effect that: (A) the representations and warranties of each of GP Inc., Plains Marketing, Plains Pipeline, Plains Towing, PMC LLC, Basin LLC, Basin LP, Rancho LLC, Rancho LP, LPG LLC, LPG Services LP, PICSCO, Lone Star, Plains Midstream GP and Plains Midstream LP contained in this Agreement were true and correct at and as of the Applicable Time and are true and correct at and as of the Closing Date as though made at and as of the Closing Date; (B) each of GP Inc., Plains Marketing, Plains Pipeline, Plains Towing, PMC LLC, Basin LLC, Basin LP, Rancho LLC, Rancho LP, LPG LLC, LPG Services LP, PICSCO, Lone Star, Plains Midstream GP and Plains Midstream LP has in all material respects performed all obligations and satisfied all conditions required to be performed or satisfied by it pursuant to the terms of this Agreement at or prior to the Closing Date; and (C) since the date of the most recent financial statements included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Issuers and the Subsidiary Guarantors, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto).
     (k) There shall have been furnished to you at the Closing Date a certificate reasonably satisfactory to you, signed on behalf of PAA Finance by the President or any Vice President of PAA Finance to the effect that: (A) the representations and warranties of PAA Finance contained in this Agreement were true and correct at and as of the Applicable Time and are true and correct at and as of the Closing Date as though made at and as of the Closing Date and (B) PAA Finance has in all material respects performed all obligations and satisfied all conditions required to be performed or satisfied by it pursuant to the terms of this Agreement at or prior to the Closing Date.

     (l) There shall have been furnished to you at the Closing Date a certificate reasonably satisfactory to you, signed on behalf of PMC NS by the President or any Vice President of PMC NS to the effect that: (A) the representations and warranties of each of PMC NS and PMC LP contained in this Agreement were true and correct at and as of the Applicable Time and are true and correct at and as of the Closing Date as though made at and as of the Closing Date and (B) each of PMC NS and PMC LP has in all material respects performed all obligations and satisfied all conditions required to be performed or satisfied by it pursuant to the terms of this Agreement at or prior to the Closing Date.
     (m) There shall have been furnished to you at the Closing Date a certificate reasonably satisfactory to you, signed on behalf of Plains Midstream Canada by the President or any Vice President of Plains Midstream Canada to the effect that: (A) the representations and warranties of Plains Midstream Canada contained in this Agreement were true and correct at and as of the Applicable Time and are true and correct at and as of the Closing Date as though made at and as of the Closing Date and (B) Plains Midstream Canada has in all material respects performed all obligations and satisfied all conditions required to be performed or satisfied by it pursuant to the terms of this Agreement at or prior to the Closing Date.
     (n) There shall have been furnished to you at the Closing Date a certificate reasonably satisfactory to you, signed on behalf of Aurora by the President or any Vice President of Aurora to the effect that: (A) the representations and warranties of Aurora contained in this Agreement were true and correct at and as of the Applicable Time and are true and correct at and as of the Closing Date as though made at and as of the Closing Date and (B) Aurora has in all material respects performed all obligations and satisfied all conditions required to be performed or satisfied by it pursuant to the terms of this Agreement at or prior to the Closing Date.
     (o) (i) Subsequent to the date of the initial letter or letters referred to in paragraph (f) of this Section 6, there shall not have been any change or decrease specified in such letter or letters; or (ii) subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Issuers, the Subsidiary Guarantors and the Joint Venture, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Offering Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto).
          All such opinions, certificates, letters and other documents referred to in this Section 6 will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. The Issuers shall furnish to the

Initial Purchasers conformed copies of such opinions, certificates, letters and other documents in such number as they shall reasonably request.
          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Issuers in writing or by telephone or facsimile confirmed in writing.
          The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Partnership, at 1001 Fannin, Houston, Texas 77002, on the Closing Date.
          7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10(i) hereof based on the suspension of trading in the Partnership’s Common Units by the Commission or the NYSE or Section 10(iii) or because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchasers, the Issuers will reimburse the Initial Purchasers on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
          8. Indemnification and Contribution. (a) Each of the Plains Parties, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, the Final Offering Memorandum (or in any supplement or amendment to the Final Offering Memorandum) or any other written information used by the Plains Parties in connection with the offer and sale of the Securities or any information provided by the Issuers to any holder or prospective purchaser of Securities pursuant to Section 5(h) hereof, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Plains Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Pricing Supplement or the Final Offering Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers or GP LLC by or on behalf of the Initial Purchasers specifically for inclusion therein. This indemnity agreement will be in addition to any liability that any Plains Party may otherwise have.
          (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless the Plains Parties, their respective directors and the officers and each person who controls the Plains Parties within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Plains Parties to the Initial Purchasers, but only with reference to written information relating to the Initial Purchasers furnished to the Issuers or GP LLC by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Supplement or the Final Offering Memorandum (or in any amendment or supplement to the Final Offering Memorandum). This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have.
          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.
          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Plains Parties and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Plains Parties and the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Plains Parties on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall the Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by the Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Plains Parties and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Plains Parties on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Plains Parties shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Offering Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Plains Parties on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Plains Parties and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Initial Purchasers within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchasers shall have the same rights to contribution as the Initial Purchasers, and any person who controls the Plains Parties within the meaning of either the Act or the Exchange Act and the respective officers and directors of the Plains Parties shall have the same rights to contribution as the Plains Parties, subject in each case to the applicable terms and conditions of this paragraph (d).
          9. Default by an Initial Purchaser. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they are obligated to purchase hereunder on the Closing Date, and the aggregate principal amount of Securities that such defaulting Initial Purchaser or Initial Purchasers are obligated but fail or refuse to purchase is not more than one tenth of the aggregate principal amount of the Securities that the Initial Purchasers are obligated to purchase on the Closing Date, each non-defaulting Initial Purchaser shall be obligated, severally, in the proportion that the principal amount of Securities set forth opposite its name in Schedule 1 hereto bears to the aggregate principal amount of Securities set forth opposite the names of all non-defaulting Initial Purchasers, to purchase the Securities that such defaulting Initial Purchaser or Initial Purchasers are obligated, but fail or refuse, to purchase. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they are obligated to purchase on the Closing Date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities that the Initial Purchasers are obligated to purchase on the Closing Date and arrangements satisfactory to the Initial Purchasers and the Issuers for the purchase of such Securities by one or more non-defaulting Initial Purchasers or other party or parties approved by the Initial Purchasers and the Issuers are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any party hereto (other than any defaulting Initial Purchaser). In any such case that does not result in termination of this Agreement, either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Pricing Disclosure Package and the Final Offering Memorandum (and any amendment or supplement thereto) or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any such default of any such Initial Purchaser under this Agreement. The term “Initial Purchaser” as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule 1 hereto who, with the approval of the Initial Purchasers and the approval of the Issuers, purchases Securities that a defaulting Initial Purchaser is obligated, but fails or refuses, to purchase.
          Any notice under this Section 9 may be made by telecopy or telephone but shall be subsequently confirmed by letter.
          10. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any of the Initial Purchasers to any Plains Party, by notice to the Issuers prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Partnership’s Common Units shall have been suspended by the Commission or the NYSE or trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established; (ii) a banking moratorium shall have been declared either by federal or New York or Texas state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe shall have occurred; (iii) (a) a downgrading shall have occurred in any rating accorded the Securities or any other debt securities of any Plains Parties by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, or (b) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any other debt securities of any Plains Parties; or (iv) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism, declaration by the United States of a national emergency or war or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, the effect of which on financial markets is such as to make it, in the sole judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Offering Memorandum (exclusive of any amendment or supplement thereto). Notice of such termination may be given to the Issuers by telegram, telecopy or telephone and shall be subsequently confirmed by letter.
          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Plains Parties or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Plains Parties or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.
          12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telefaxed to Banc of America Securities LLC, 40 West 57th Street, New York, NY 10019, fax no.: (212) 901-7881, Attention: High Grade Debt Capital Markets Transaction Management; or, if sent to any of the Plains Parties, will be mailed, delivered or telefaxed to the Issuers at 333 Clay, Suite 1600, Houston, TX 77002, fax no.: (713) 646-4313 and confirmed to it at (713) 646-4100, Attention: Tim Moore.
          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.
          14. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Plains Parties and the Initial Purchasers, or any of them, with respect to the subject matter hereof.
          15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. This Agreement may be signed in various counterparts that together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have executed and delivered on behalf of each party hereto.
          16. Headings. The Section headings used herein are for convenience only and shall not affect the construction hereof.
          17. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
          18. No Fiduciary Duty. The Plains Parties hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Plains Parties, on the one hand, and the Initial Purchasers and any affiliate through which it may be acting, on the other, (b) the Initial Purchasers are acting as principal and not as an agent or fiduciary of the Plains Parties and (c) the Plains Parties’ engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Plains Parties agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether any of the Initial Purchasers has advised or is currently advising the Plains Parties on related or other matters). The Plains Parties agree that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Plains Parties, in connection with such transaction or the process leading thereto.
          19. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.
          “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Commission” shall mean the Securities and Exchange Commission.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Regulation D” shall mean Regulation D under the Act.
          “Regulation S” shall mean Regulation S under the Act.
          “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Plains Parties and the Initial Purchasers.

Very truly yours, PLAINS ALL AMERICAN PIPELINE, L.P.
By:	PAA GP LLC its General Partner

By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PAA FINANCE CORP.

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President and Treasurer

PAA Signature Page to Purchase Agreement
1 of 14

PAA GP LLC
By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PLAINS AAP, L.P.
By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PLAINS ALL AMERICAN GP LLC

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PLAINS MARKETING GP INC.

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PAA Signature Page to Purchase Agreement
2 of 14

PLAINS MARKETING, L.P.
By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PLAINS PIPELINE, L.P.
By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PACIFIC ENERGY GROUP, LLC
By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC its General Partner

By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
3 of 14

PACIFIC LA MARINE TERMINAL LLC
By:	PACIFIC ENERGY GROUP LLC its Sole Member

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC its General Partner

By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
4 of 14

ROCKY MOUNTAIN PIPELINE SYSTEM LLC
By:	PACIFIC ENERGY GROUP LLC its Sole Member

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC its General Partner

By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
5 of 14

PACIFIC ATLANTIC TERMINALS LLC
By:	PACIFIC ENERGY GROUP LLC its Sole Member

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC its General Partner

By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
6 of 14

RANCH PIPEPLINE LLC
By:	PACIFIC ENERGY GROUP LLC its Sole Member

By:	PLAINS ALL AMERICAN PIPELINE, L.P. its Sole Member

By:	PAA GP LLC its General Partner

By:	PLAINS AAP, L.P. its Sole Member

By:	PLAINS ALL AMERICAN GP LLC its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PACIFIC ENERGY FINANCE CORPORATION

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
7 of 14

PLAINS MARKETING CANADA LLC
By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PMC (NOVA SCOTIA) COMPANY

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President and Treasurer

PLAINS MARKETING CANADA, L.P.
By:	PMC (NOVA SCOTIA) COMPANY its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President and Treasurer
PAA Signature Page to Purchase Agreement
8 of 14

PLAINS LPG SERVICES GP LLC
By:	PLAINS MARKETING, L.P. its Sole Member
By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PLAINS TOWING LLC
By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PICSCO LLC
By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
9 of 14

PLAINS MIDSTREAM GP LLC
By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

PLAINS MIDSTREAM, L.P.
By:	PLAINS MIDSTREAM GP LLC its General Partner

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
10 of 14

PLAINS MIDSTREAM CANADA ULC
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President and Treasurer

AURORA PIPELINE COMPANY LTD.
By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Vice President — Finance and Treasurer

PAA Signature Page to Purchase Agreement
11 of 14

PLAINS LPG SERVICES, L.P.
By:	PLAINS LPG SERVICES GP LLC its General Partner

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

BASIN HOLDINGS GP LLC
By:	PLAINS PIPELINE, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
12 of 14

BASIN PIPELINE HOLDINGS, L.P.
By:	BASIN HOLDINGS GP LLC its General Partner

By:	PLAINS PIPELINE, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

RANCHO HOLDINGS GP LLC
By:	PLAINS PIPELINE, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
13 of 14

RANCHO PIPELINE HOLDINGS, L.P.
By:	RANCHO HOLDINGS GP LLC its General Partner

By:	PLAINS PIPELINE, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer

LONE STAR TRUCKING, LLC
By:	PLAINS LPG SERVICES, L.P. its Sole Member

By:	PLAINS LPG SERVICES GP LLC its General Partner

By:	PLAINS MARKETING, L.P. its Sole Member

By:	PLAINS MARKETING GP INC. its General Partner

By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Senior Vice President — Finance and Treasurer
PAA Signature Page to Purchase Agreement
14 of 14

The foregoing Agreement is hereby
confirmed and accepted by the Initial
Purchasers as of the date first above written.
Banc of America Securities LLC
BNP Paribas Securities Corp.
J.P. Morgan Securities Inc.
DnB NOR Markets, Inc.
Fortis Securities LLC
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
ING Financial Markets LLC
SG Americas Securities, LLC
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
The Williams Capital Group, L.P.

By:	BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang
	Name:	Lily Chang
	Title:	Principal

Initial Purchasers Signature Page to Purchase Agreement

Schedule 1

Principal Amount of
Securities to be
Initial Purchasers	Purchased
Banc of America Securities LLC	$132,000,000
BNP Paribas Securities Corp.	132,000,000
J.P. Morgan Securities Inc.	132,000,000
DnB NOR Markets, Inc.	30,000,000
Fortis Securities LLC	30,000,000
Mizuho Securities USA Inc.	24,000,000
Scotia Capital (USA) Inc.	24,000,000
ING Financial Markets LLC	18,000,000
SG Americas Securities, LLC	18,000,000
SunTrust Robinson Humphrey, Inc.	18,000,000
Wells Fargo Securities, LLC	18,000,000
BMO Capital Markets Corp.	12,000,000
The Williams Capital Group, L.P.	12,000,000

Total	$600,000,000

Schedule 1

EXHIBIT A
Form of Pricing Supplement
PRICING SUPPLEMENT DATED APRIL 18, 2008

ISSUERS: Plains All American Pipeline, L.P. and PAA Finance Corp.
SIZE: US$600,000,000
MATURITY/MATURITY DATE May 1, 2018
ISSUE PRICE: 99.424%
NET PROCEEDS TO ISSUERS: US $592,644,000
COUPON: 6.50%
YIELD TO MATURITY: 6.579%
BENCHMARK TREASURY: 3.50% Notes due February 15, 2018
SPREAD TO BENCHMARK TREASURY: + 275 bps
BENCHMARK TREASURY SPOT AND YIELD: 97-10+; 3.829%
INTEREST PAYMENT DATES: May 1 and November 1
FIRST INTEREST PAYMENT: November 1, 2008
MAKE WHOLE CALL: T + 40 bps
FORMAT: 144A and Regulation S
DAY COUNT CONVENTION: 30/360
DENOMINATIONS: US$2,000/$1,000
CUSIPS: 72650R AS1 (144A)
U72592 AH8 (Reg S)
ISINS: US72650RAS13 (144A)
USU72592AH80 (Reg S)
JOINT BOOK-RUNNING MANAGERS:	Banc of America Securities LLC
BNP Paribas Securities Corp.
JPMorgan
CO-MANAGERS:	DnB NOR Markets, Inc.
Fortis Securities LLC
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
ING Financial Markets LLC
SG Americas Securities, LLC
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
The Williams Capital Group, L.P.
TRADE DATE: April 18, 2008
SETTLEMENT DATE: (T+3) April 23, 2008
MARKETING: Preliminary Offering Memorandum dated April 18, 2008
The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.
The securities referred to herein have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to US persons other than “qualified institutional buyers” as defined in Rule 144A under the Securities Act or outside the United States to non-US persons pursuant to Regulation S under the Securities Act. Nothing in this communication shall constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such offer or sale would be unlawful. Offers of these securities are made only by means of the offering memorandum. You are reminded that this notice has been delivered to you on the basis that you are a person into whose possession this notice may be lawfully delivered in accordance with the laws of jurisdiction in

A-1

which you are located and you may not nor are you authorized to deliver this notice to any other person and you agree not to copy or retransmit this notice. See “Notice to Investors” in the Preliminary Offering Memorandum.

A-2

EXHIBIT B
Selling Restrictions for Offers and
Sales Outside the United States
          (1)(a) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (other than a distributor) except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. The Initial Purchasers represent and agree that, except as otherwise permitted by Section 4(a)(i) of the Agreement to which this is an exhibit, they have not offered and sold the Securities, and will not offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in accordance with Rule 903 of Regulation S under the Act or another exemption from the registration requirements of the Act. The Initial Purchasers represent and agree that neither they, nor any of their Affiliates nor any person acting on their behalf or on behalf of their Affiliates has engaged or will engage in any directed selling efforts with respect to the Securities, and that they and their Affiliates have complied and will comply with the offering restrictions requirement of Regulation S. The Initial Purchasers agree that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) of the Agreement to which this is an exhibit), they shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from them during the distribution compliance period referred to in Regulation S under the Act a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the Securities were first offered to persons other than “distributors” (as defined in Regulation S under the Act) in reliance upon Regulation S under the Act and the Closing Date, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S under the Act.”
          (b) The Initial Purchasers also represent and agree that they have not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with their Affiliates or with the prior written consent of the Partnership.
          (c) Terms used in this Section have the meanings given to them by Regulation S.
          (2) The Initial Purchasers represent and agree that (i) they have not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent)

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for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended; (ii) they have complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the “FSMA”) with respect to anything done by them in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) they have only communicated, or caused to be communicated, and will only communicate, or cause to be communicated, any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by them in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to us.

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EXHIBIT C
Form of Exhibit A to Opinions in Sections 6(a) and (d)

Entity	Jurisdiction in which registered or qualified

Plains All American Pipeline, L.P.	Texas

PAA Finance Corp.	None

PAA GP LLC	None

Plains AAP, L.P.	Texas

Plains All American GP LLC	California, Illinois, Louisiana, Oklahoma, Texas

Plains Marketing GP Inc.	California, Illinois, Louisiana, Oklahoma, Texas

Plains Marketing, L.P.	California, Illinois, Louisiana, Oklahoma

Plains Pipeline, L.P.	California, Illinois, Louisiana, Oklahoma

Pacific Energy Group, LLC	California

Pacific LA Marine Terminal LLC	None

Rocky Mountain Pipeline System LLC	None

Pacific Atlantic Terminals LLC	California

Ranch Pipeline LLC	None

Pacific Energy Finance Corporation	California

Plains Marketing Canada LLC	None

PMC (Nova Scotia) Company	Alberta, Saskatchewan

Plains Marketing Canada, L.P.	Alberta, Saskatchewan, California, Louisiana, Oklahoma, Texas

Plains LPG Services GP LLC	Illinois, Texas

Plains Towing LLC	None

PICSCO LLC	Louisiana, Texas

Plains Midstream GP LLC	None

Plains Midstream, L.P.	None

Plains Midstream Canada ULC	Alberta

Aurora Pipeline Company Ltd.	Alberta

Plains LPG Services, L.P.	California, Illinois, Oklahoma, Texas

Basin Holdings GP LLC	Oklahoma, Texas

Basin Pipeline Holdings, LP	Oklahoma, Texas

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Entity	Jurisdiction in which registered or qualified

Rancho Holdings GP LLC	Texas

Rancho Pipeline Holdings, L.P.	Texas

Lone Star Trucking, LLC	None

PAA/Vulcan Gas Storage, LLC	Texas

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